UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 9, 2004

COMCAM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

1-15165 (Commission File Number)	98-0208402 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380
(Address of principal executive offices)

(610) 436-8089
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 2,000,000 shares of restricted common stock to Don Gilbreath, the Company's chairman of the board of directors, chief executive officer, chief financial officer and corporate secretary for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is an officer and director of the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Andy Finkel, the Company's senior programmer for hand held devices, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Louise Carroll, the Company's office manager, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Michael D. Rivers, the Company's documentation and graphic designer, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Carolyn E. Scheppner, the Company's senior embedded software programmer, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Nicholas Largent, the Company's senior personal computer software programmer, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Alfred T. Duncan, the Company's acting chief operating officer, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is an officer of the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Robert Betty, a member of the Company's board of directors, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a director of the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to David Rosen, the Company's acting vice-president of sales and marketing, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

On November 9, 2004 the board of directors of ComCam, Inc. ("Company") authorized the issuance of 600,000 shares of restricted common stock to Ruairidh Campbell, the Company's business development consultant, for services rendered valued at $0.03 a share. The Company relied on exemptions provided by Section 4(2) of the Securities Act, as amended.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who is a consultant to the Company who was issued the Company's stock for services rendered; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

ComCam, Inc.

Signature	**Date**
By: /s/Don Gilbreath	November 10, 2004
Name: Don Gilbreath	
Title: Chief Executive Officer	